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EFFECTIVE AUGUST 23RD, 2004
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) November 11, 2005
ROYAL GOLD, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-13357	84-0835164

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1660 Wynkoop Street, Suite 1000, Denver, CO	80202-1132

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code 303-573-1660

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.05 Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
Item 9.01 Financial Statements and Exhibits
SIGNATURES
Exhibit Index
Amended Code of Ethics
Amended and Restated Bylaws

Item 5.05	Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics
On November 8, 2005, the Company’s Compensation, Nominating and Governance Committee (the “Committee”) recommended and the Board of Directors approved an amendment to the Company’s Code of Business Conduct and Ethics under the section titled “Waivers.”

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
On November 9, 2005, the Committee recommended and the Board of Directors approved an amendment to Article III, Section 2, of the Company’s Bylaws stating that the number of members of the Board of Directors shall be no more than eight.

Item 9.01	Financial Statements and Exhibits
(c) Exhibits.
Exhibit No.

99.1	Amended Code of Ethics
99.2	Amended and Restated Bylaws

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Royal Gold, Inc. (Registrant)

	By:	/s/ Karen Gross

	Name: Title:	Karen Gross Vice President & Corporate Secretary

Dated: November 11, 2005

Exhibit Index

Exhibit No.	Description

99.1	Amended Code of Ethics
99.2	Amended and Restated Bylaws